                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   July 17, 2003

                                    DVI, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                 001-11077                 22-2722773
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission              (IRS Employer
        of Formation)             File Number)         Identification Number)

                        2500 York Road, Jamison, PA 18929
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)



       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 17, 2003, DVI, Inc. (the "Company") engaged BDO Seidman, LLP ("BDO") as its independent accountant.

During the Company's two most recent fiscal years and through the date of the Company's engagement of BDO, the Company did not consult BDO with respect to the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any of the other matters or reportable events set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 5. OTHER EVENTS

On July 17, 2003, the Company issued a press release announcing (i) the rescission of a notice of default previously given by the Trustee under the Indenture, dated as of January 27, 2003, and (ii) that the Trustee under that Indenture has resigned and been replaced.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)    Exhibits

            99.1 - Press Release of the Company, dated July 17, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      Date:   July 17, 2003                      DVI, INC.


                                                 By:  /s/ Steven R. Garfinkel
                                                     ---------------------------
                                                     Steven R. Garfinkel
                                                     Chief Financial Officer